                                                                   EXHIBIT 10.2

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("THE ACT") OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE (THE "LAWS"). THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION AND QUALIFICATION OF THESE SECURITIES UNDER THE ACT AND THE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT AND THE LAWS.

                                WARRANT AGREEMENT

         THIS WARRANT AGREEMENT (this "AGREEMENT") is entered into and effective as of October 31, 2003 (the "EFFECTIVE DATE"), by and between MicroIslet, Inc., a Nevada corporation (the "COMPANY"), and _______________________________
("WARRANTHOLDER").

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the Company and the Warrantholder certify and agree as follows:

         1. GRANT OF THE RIGHT TO PURCHASE COMMON STOCK. For value received, the adequacy of which is hereby acknowledged, the Company hereby grants to Warrantholder, and Warrantholder is entitled to, upon the terms and subject to the conditions set forth in this Agreement, a warrant (the "WARRANT") to subscribe for and purchase from the Company a number of shares (the "SHARES") of the Company's common stock, $0.001 par value (the "COMMON STOCK") equal to ____________________ (__________) Shares(1) of the Common Stock at a purchase price of One Dollar ($1.00) per Share (the "EXERCISE PRICE"). This Warrant is being issued pursuant to the Amended and Restated Securities Purchase Agreement dated October 31, 2003, among the Company, the Warrantholder and other Purchasers named therein (the "Purchase Agreement"). Notwithstanding anything to the contrary in this Agreement, the rights under this Warrant are subject to the limitations stated in the Purchase Agreement.

         2. EXPIRATION. The Warrant shall expire and cease to be exercisable at 5:00 p.m. Pacific time on October 31, 2006.(2)

         3. METHOD OF EXERCISE; PAYMENT; ISSUANCE OF SHARES.

                  3.1 Subject to Section 2 hereof, the purchase right represented by the Warrant may be exercised by the Warrantholder, in whole or in part, by tendering to the Company a duly executed Notice of Exercise in the form attached as APPENDIX A at the principal office of the Company and by payment to the Company, by check, of an amount equal to the then applicable Exercise Price multiplied by the number of shares then being purchased. In the event of any exercise of the rights represented by this Agreement, certificates for the

_____________

(1) 40% of number of Shares purchased under Amended and Restated Securities Purchase Agreement.
(2) The last business day before the third anniversary of the Initial Closing, as defined in the Purchase Agreement.

shares of stock so purchased shall be in the name of, and delivered to, Warrantholder, or as Warrantholder may direct (subject to the terms of transfer contained herein). Such delivery shall be made within thirty (30) days after exercise and at the Company's expense. The shares so issued upon exercise of the rights represented by this Agreement shall be duly authorized, validly issued, fully paid and non-assessable.

                  3.2 If, but only if, at any time after one year from the date of this Agreement there is no effective Registration Statement (as defined in the Purchase Agreement) registering the resale of the Shares by the Warrantholder, the Warrant may also be exercised at such time by means of a "cashless exercise" in which the Warrantholder shall be entitled to receive a certificate for the number of Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

                  (A)  =  the VWAP (as defined below) on the last day of
                          trading of the Common Stock preceding the date of such election;

                  (B)  =  the Exercise Price, as adjusted; and

                  (X)  =  the number of Warrant Shares issuable upon exercise of the Warrant in accordance with the terms of this Agreement.

                  3.3 "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary trading market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time) using the VAP function;
(b) if the Common Stock is not then listed or quoted on one of the trading markets named above, and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by the Company's Board of Directors in good faith.

         4. RESERVATION OF SHARES. The Company shall at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the rights to purchase the Shares as provided in this Agreement.

         5. NO RIGHTS AS STOCKHOLDER. This Agreement does not entitle Warrantholder to any voting rights or other rights as a stockholder of the Company prior to the purchase of the Shares as provided in this Agreement.

         6. ADJUSTMENT RIGHTS. The Exercise Price and the number of Shares purchasable hereunder are subject to adjustment from time to time as follows:

                  6.1 MERGER AND SALE OF ASSETS. If at any time there shall be
(i) a reorganization of the shares of the Common Stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation where the Company is not the surviving corporation, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, whether for stock, cash, or other consideration, lawful provision shall be made so that Warrantholder shall thereafter be entitled to receive upon exercise of its Warrants the number of shares of Common Stock or other securities of the successor corporation resulting from such merger or consolidation to which Warrantholder would have been entitled if the Warrants had been exercised immediately prior to such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant Agreement with respect to the rights and interest of Warrantholder after such reorganization, merger, consolidation or sale so that the provisions of this Agreement (including adjustments of the Exercise Price and the number of Shares issuable pursuant to the terms and conditions of this Agreement) shall be applicable after such event, as near as reasonably may be, in relation to any shares deliverable after that event upon the exercise of the Warrants.

                  6.2 RECLASSIFICATION OF SHARES. If the Company at any time shall, by combination, reclassification, exchange or subdivision of securities or otherwise, change all of the outstanding shares of Common Stock into the same or a different number of securities of any other class or classes, this Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable hereunder had the Warrantholder exercised its rights with respect to all of the shares then represented by this Agreement immediately prior to such combination, reclassification, exchange, subdivision or other change.

                  6.3 SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time shall combine or subdivide its Common Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

                  6.4 STOCK DIVIDENDS. If the Company at any time shall pay a dividend payable in the Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend, to a price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of all shares of the Common Stock outstanding immediately prior to such dividend (assuming all convertible securities are then converted into Common Stock) and (ii) the denominator of which shall be the total number of all shares of the Common Stock outstanding immediately after such dividend (assuming all convertible securities are then converted into Common Stock). Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common

Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         7. WARRANT NONTRANSFERABLE. The Warrant may not be sold, pledged, assigned or transferred in any manner without the written consent of the Company.

         8. RESTRICTED SHARES/LEGEND. Warrantholder understands that the Shares issuable upon the exercise of the Warrant under this Agreement shall be "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended, and shall bear a legend in the form substantially as follows:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE (THE "LAWS"). THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION AND QUALIFICATION OF THESE SECURITIES UNDER THE ACT AND THE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT AND THE LAWS.

         9. MISCELLANEOUS.

                  9.1 GOVERNING LAW. This Agreement is entered into in San Diego, California, shall be performed in California, and shall be interpreted, enforced and adjudicated in San Diego, California under the internal laws of the State of California without regard to California's conflict-of-law provisions.

                  9.2 ENTIRE AGREEMENT. This Agreement and the Purchase Agreement constitute the final, complete and exclusive agreement between the parties pertaining to the subject of this Agreement, and supersede all prior and contemporaneous agreements. This Agreement represents the Warrant required to be delivered pursuant to the Purchase Agreement. None of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. Any changes or supplements to this Agreement must be in writing and signed by the Company and the Warrantholder.

                  9.3 ASSIGNMENT. Not in derogation of Section 7 hereof, this Agreement shall be binding on, and shall inure to the benefit of, the parties and their respective heirs, legal representatives, successors and assigns.

                  9.4 NOTICES, ETC. All notices, requests, demands or other communications that are required or permitted under this Agreement shall be given in accordance with Section 18 of the Purchase Agreement, and shall be deemed received as set forth therein.

                  9.5 SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement or in any other document referenced in this Agreement, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such document.

                  9.6 TIME IS OF THE ESSENCE. Time is absolutely of the essence in construing each provision of this Agreement.

                  9.7 INTERPRETATION. The headings set forth in this Agreement are for convenience only and shall not be used in interpreting this Agreement.

                  9.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. A faxed signature shall be as valid as an originally executed signature.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Effective Date.

                                MICROISLET, INC.,
                                a Nevada corporation

                                By:
                                     ------------------------------------------
                                     John F. Steel IV, Chief Executive Officer

                            [WARRANT SIGNATURE PAGE]

                                   Appendix A
                                   ----------

                               Notice of Exercise
                               ------------------

To:      Chief Financial Officer
         MicroIslet, Inc.

1. The undersigned hereby elects to purchase ________ Warrant Shares of MicroIslet, Inc. pursuant to the terms of the attached Warrant Agreement dated October 31, 2003, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes.

2.       Payment shall take the form of (check applicable box):

         [ ] in lawful money of the United States; or

         [ ] the cancellation of such number of Shares as is necessary, in accordance with the formula set forth in Section 3.2, to exercise the Warrant with respect to the maximum number of Shares purchasable pursuant to the cashless exercise procedure set forth in Section 3.2 (available only to the extent specified in Section 3.2).

3. The Warrantholder is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

4. Please issue a certificate representing the shares of the Common Stock in the name of the undersigned or in such other name as is specified below:

                  Name:    ________________________________________
                  Address: ________________________________________
                           ________________________________________
                  Taxpayer I.D No.: _______________________________

                                  WARRANTHOLDER

                                  By: ________________________________________
                                      Name:___________________________________
                                      Title:__________________________________

                                  Date:_______________________________________